EXCHANGE TRADED CONCEPTS TRUST

 EMQQ The Emerging Markets Internet ETF (NYSE Arca Ticker: EMQQ)

 (the “Fund”)

Supplement dated April 2, 2025, to the Fund’s currently effective

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI for the Fund and should be read in conjunction with those documents.

Effective on June 1, 2025, the sub-advisory agreement between Exchange Traded Concepts, LLC (“ETC” or the “Adviser”) and Penserra Capital Management, LLC (“Penserra”) will terminate and Penserra will no longer serve as the Fund’s sub-adviser. Effective at that time, all references to “Penserra Capital Management, LLC” and “Penserra” are deleted from the Fund’s Prospectuses and SAI. Also effective at that time, all references to Dustin Lewellyn, Ernesto Tong, and Christine Johanson as the Fund’s portfolio managers are deleted from the Fund’s Prospectuses and SAI.

In addition, effective as of the start of business on April 7, 2025, ETC will assume all of the duties and responsibilities previously delegated by ETC to Penserra. As a result, Andrew Serowik, Gabriel Tan, Todd Alberico and Brian Cooper, each of ETC, will become portfolio managers of the Fund at that time. The change will have no effect on the Fund’s investment objective or principal investment strategies. References to Messrs. Andrew Serowik, Todd Alberico, Gabriel Tan, Brian Cooper shall apply to all of the funds included in the Prospectus (the Fund, FMQQ The Next Frontier Internet ETF and INQQ The India Internet ETF (together, the “Funds”).

The following is added under “Portfolio Managers” in the summary section:

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since March 2025.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since March 2025.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since March 2025.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since March 2025.

The section under the sub-heading entitled “Portfolio Managers of EMQQ The Emerging Markets Internet ETF” in the “Portfolio Managers” section of the Prospectus is deleted in its entirety. The following sub-heading entitled “Portfolio Managers of FMQQ The Next Frontier Internet ETF and INQQ The India Internet ETF” is also deleted.

All references to Penserra under the heading entitled “The Portfolio Managers” section of the SAI is deleted in its entirety. The first paragraph of the section is replaced with the following:

Andrew Serowik, Todd Alberico, Gabriel Tan, Brian Cooper serve as the portfolio managers to the Funds. This section includes information about the portfolio managers, including information about compensation, other accounts managed, and the dollar range of shares owned.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE